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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 6, 2003
(Date of Report (Date of Earliest Event Reported))

GART SPORTS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23515	84-1242802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 West Hampden Avenue, Englewood, Colorado		80110
(Address of Principal Executive Offices)		(Zip Code)

(303) 200-5050
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events

        On March 6, 2003, Gart Sports Company issued the news release attached as Exhibit 99.1 and incorporated herein by reference to such exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  News Release issued by Gart Sports Company on March 6, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GART SPORTS COMPANY
By:	/s/ NESA E. HASSANEIN Name: Nesa E. Hassanein Title: Senior Vice President and General Counsel

Date: March 10, 2003

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES